MEMBERS® Horizon
Flexible Premium Deferred Variable and Index Linked Annuity
MEMBERS Horizon Variable Separate Account
Issued by:
MEMBERS Life Insurance Company
UPDATING SUMMARY PROSPECTUS FOR EXISTING INVESTORS
DATED MAY 1, 2025
This Updating Summary Prospectus summarizes key features of the MEMBERS® Horizon Flexible
Premium Deferred Variable and Index Linked Annuity, an individual or joint owned, flexible premium deferred annuity contract with variable and index-linked investment options. This prospectus also provides a summary of any Contract features that have changed.
The prospectus for the Contract contains more information about the Contract’s features, benefits, and risks. You can find this document and other information about the Contract online at https://
www.trustage.com/regulatory-documents. You can also obtain this information at no cost by calling
1-800-798-5500 or by emailing AnnuityAndPRTManagersMail@trustage.com.
Additional information about certain investment products, including index-linked and variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at investor.gov/.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

APPENDIX - ALLOCATION OPTIONS AVAILABLE UNDER THE CONTRACT	A-1

GLOSSARY

Accumulation Period – The phase of the Contract that begins on the Contract Issue Date and ends on the Payout Date, or the date the Contract is terminated if earlier.
Annual Free Withdrawal Amount – For Series B Contracts, the amount that can be withdrawn without incurring a Surrender Charge each Contract Year. It is equal to 10% of the Contract Value determined at the beginning of the Contract Year.
Bailout Rate – A specific rate that applies to the Bailout Provision.
Bailout Provision – If the Cap for your Risk Control Account is set below the Bailout Rate prominently displayed on your Contract Data Page, the Bailout Provision allows you to transfer the Risk Control
Account Value from that Risk Control Account during the 30-day period following the Risk Control Account
Anniversary. A Market Value Adjustment will not apply to such transfer.
Cap – The maximum annual Index Return the Company will use in calculating interest credited to Risk
Control Account Value for a Risk Control Account Year. The Cap does not reflect deduction of the Contract
Fee.
Company – MEMBERS Life Insurance Company; also referred to as “we”, “our” and “us”.
Contract – The MEMBERS® Horizon Flexible Premium Deferred Variable and Index Linked Annuity, an
individual or joint owned, flexible premium deferred variable and index-linked annuity contract issued by
MEMBERS Life Insurance Company.
Contract Anniversary – The same day and month as the Contract Issue Date for each year the Contract remains in force. If a Contract Anniversary does not fall on a Business Day, any transactions required as of that date will be processed on the next Business Day but will be effective as of that Contract
Anniversary.
Contract Fee – A fee assessed against Contract Value allocated to the Variable Subaccounts and the
Risk Control Accounts. The Contract Fee is shown on your Data Page. The portion of the fee assessed to the Variable Subaccounts equals a percentage of the average daily value of the assets of the Variable
Subaccounts to which the Variable Subaccount Value is allocated. The portion of the fee assessed to the
Risk Control Accounts equals a percentage of the Accumulation Credit Factor for the Risk Control
Account at the start of a Risk Control Account Year. This fee compensates us for the expenses, expense risk, and mortality risk assumed by us.
Contract Issue Date – The date we use to determine Contract Years and Contract Anniversaries.
Contract Value – The total value of your Contract during the Accumulation Period. All values are calculated as of the end of a Business Day.
Contract Year – Any twelve-month period beginning on the Contract Issue Date or Contract Anniversary and continuing until the end of the day before the next Contract Anniversary.
Data Page – Pages attached to your Contract that describe certain terms applicable to your specific
Contract.
Death Benefit – The Contract Value as of the date Death Benefits are payable. We do not apply the
Surrender Charge or Market Value Adjustment in determining the Death Benefit payable.
Floor – The minimum annual Index Return the Company will use in calculating interest credited to Risk
Control Account Value for the life of the Contract. The Floor does not reflect deduction of the Contract
Fee.
Fund – Each investment portfolio or any other open-end management investment company or unit investment trust in which a Variable Subaccount invests.

Holding Account – An account that holds each Purchase Payment pending investment in a Risk Control
Account. The Holding Account cannot be elected as an Investment Option. The Holding Account is part of our General Account.
Index, Indices – The reference index (or indices) we use in determining interest credited to the Risk
Control Account Value.
Index Return – The change in the Index for the current Contract Year, adjusted for the Cap or Floor.
Investment Options – The choices available under this Contract for allocation of your Purchase
Payment(s) and Contract Value. Choices include the Risk Control Accounts (“Risk Control Account
Option”) and the Variable Subaccounts (“Variable Subaccount Option”).
Market Value Adjustment – The amount of an adjustment (increase or decrease) that may be applied to a full surrender or partial withdrawal from a Risk Control Account, also referred to as the MVA.
Owner – The person(s) (or entity) who owns the Contract and whose death determines the Death Benefit.
If there are multiple Owners, each Owner will be a joint Owner of the Contract and all references to
Owner will mean joint Owners. The Owner has all rights, title and interest in the Contract. The Owner may exercise all rights and options stated in the Contract, subject to the rights of any Irrevocable Beneficiary or assignee. The Owner is also referred to as “you” or “your.”
Payee – The person(s) (or entity) who receives income payments during the Payout Period while the
Annuitant is living. The Payee is the Owner, unless otherwise designated. A minor cannot be the Payee.
Payout Date – The date the first income payment is paid from the Contract to the Payee.
Purchase Payment – Payment(s) made by or on behalf of the Owner for the Contract.
Qualified Contract – An annuity that is part of an individual retirement plan, pension plan or employer-
sponsored retirement program that is qualified for special treatment under the Internal Revenue Code.
Risk Control Account – An interest crediting option to which you may allocate your Contract Value. We credit interest under each Risk Control Account based in part on the performance of a reference Index, subject to a Cap and Floor. There are two types of Risk Control Accounts, the Secure Account and the
Growth Account.
Risk Control Account Anniversary – The same day and month as a Risk Control Account Start Date for each year of a Risk Control Account Period. If a Risk Control Account Anniversary does not fall on a
Business Day, any transactions required as of that date will be processed on the next Business Day.
Risk Control Account Maturity Date – The last day of a Risk Control Account Period. If a Risk Control
Account Maturity Date does not fall on a Business Day, any transactions required as of that date will be processed on the next Business Day.
Risk Control Account Period – The period that begins on a Risk Control Account Start Date and ends on a Risk Control Account Maturity Date. Each Risk Control Account Period is five years.
Risk Control Account Start Date – The first day of a Risk Control Account Period. It must be a date that we offer as a Risk Control Account Start Date (as shown on your Contract Data Page). If a Risk Control
Account Start Date does not fall on a Business Day, any transactions required as of that date will be processed on the next Business Day.
Risk Control Account Value – The amount of Contract Value in a Risk Control Account.
Risk Control Account Year – Any 12-month period beginning on a Risk Control Account Start Date or
Risk Control Account Anniversary and ending on the next Risk Control Account Anniversary.
SEC – The U.S. Securities and Exchange Commission.
Separate Account – A legally insulated investment account that is maintained separately from our
General Account. The Separate Account established for the variable portion of the Contract is registered under the 1940 Act, while the Separate Account established for the index-linked aspect of the Contract is not registered under the 1940 Act.
Surrender Charge – For Series B Contracts, the charge associated with surrendering either some or all of the Contract Value. Surrender Charges do not apply to Series C Contracts.
Variable Separate Account – The Separate Account for the Variable Subaccounts.
Variable Subaccount – A subdivision of the Variable Separate Account, the assets of which are invested in a corresponding Fund.
Variable Subaccount Value – The amount of Contract Value in a Variable Subaccount.

UPDATED INFORMATION ABOUT YOUR CONTRACT

Below is a summary of certain Contract features that have changed since the prospectus dated May 1,
2024. This may not reflect all of the changes that have occurred since you entered into your Contract.
•The Morgan Stanley Variable Insurance Fund Global Infrastructure Portfolio liquidated on December
6, 2024. Contract Value in the Subaccount for the liquidated Fund was automatically transferred to the
Vanguard VIF Money Market Portfolio Subaccount (the “Money Market Fund”). Any automatic transaction that involved the liquidated Fund will involve the Money Market Fund instead.
•For Funds with “DFA” in the name, “DFA” is replaced with “Dimensional.”
•Putnam Investments Limited, a sub-advisor of the Putnam VT High Yield Fund, merged  into Franklin
Templeton Investment Management Limited.

KEY INFORMATION

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE MEMBERS® HORIZON ANNUITY
FEES, EXPENSES, AND ADJUSTMENTS	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes. For Series B Contracts, if you withdraw money from your
Contract during the five years following allocation of a
Purchase Payment, you may be assessed a Surrender
Charge of up to 9% of the Purchase Payment withdrawn in
excess of the Annual Free Withdrawal Amount. For example, if you were to surrender your Contract during the first Contract
Year, you could pay a surrender charge of up to $8,100 on a
$100,000 investment. This loss will be greater if there is a negative Market Value Adjustment, income taxes, or an
additional tax. Surrender Charges do not apply to Series C
Contracts.
For  both Series B and Series C Contracts, withdrawals and
surrenders from Risk Control Accounts prior to the Risk
Control Account Maturity Date will be subject to a Market
Value Adjustment, which may be positive or negative. In
extreme circumstances, you could lose up to 100% of your
principal and previously credited interest if you take a
withdrawal or surrender your Contract, as a result of the
Market Value Adjustment. For example, if you allocate
$100,000 to a Risk Control Account and withdraw the entire
amount before the Risk Control Account Maturity Date, you
could lose all of your $100,000 investment.
Fee Table Charges and Adjustments

Are There Transaction Charges?
Yes. In addition to Surrender Charges (for Series B Contracts)
and a Market Value Adjustment, you may also be charged for
other transactions, such as transfers, wire transfers, use of express mail, providing a duplicate contract, and information previously provided to you that requires research on our part.
				Fee Table Charges and Adjustments
Are There Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that
you may pay each year, depending on the investment options
you choose.
There is an implicit ongoing fee on the Risk Control
Accounts to the extent that the Cap limits your
participation in Index gains, which is not reflected in the
tables below. This means your returns may be lower than the
Index's returns; however, in exchange for accepting a Cap on
Index gains, you receive some protection from Index losses
through the Floor.
Please refer to your Data Page for information about the
specific fees you will pay each year based on the options you have elected.
				Fee Table Charges and Adjustments
	Series B Contracts
	Annual Fee	Minimum	Maximum
	Contract Fee (1)	1.50%	1.50%
	Fund Fees and Expenses(2)	0.13%	2.29%

	Series C Contracts
	Annual Fee	Minimum	Maximum
	Contract Fee (1)	1.75%	1.75%
	Fund Fees and Expenses(2)	0.13%	2.29%
(1)As a percentage of average daily Variable Subaccount Value and as a percentage of the Risk Control Account Value at the start of the Risk
Control Account Year, adjusted for any withdrawals. We do not assess a
Contract Fee against Contract Value held in the Holding Account.
(2)As a percentage of Fund assets.
Because your Contract is customizable, the choices you make
affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current
charges. This estimate assumes that you do not take
withdrawals from the Contract, which could add
Surrender Charges (for Series B Contracts) and a
negative Market Value Adjustment that substantially
increase costs.

	Lowest Annual Cost Series B Contracts: $1,364 Series C Contracts: $1,572	Highest Annual Cost Series B Contracts: $3,095 Series C Contracts: $3,261
	Assumes: •$100,000 investment •5% annual appreciation •Least expensive combination of Fund fees and expenses •No additional purchase payments, transfers or withdrawals	Assumes: •$100,000 investment •5% annual appreciation •Most expensive combination of Fund fees and expenses •No additional purchase payments, transfers or withdrawals

RISKS	Location in Prospectus
Is There a Risk of Loss from Poor Performance?
Yes. You can lose money by investing in the Contract,
including loss of principal and previously credited interest. You bear the entire investment risk of any amounts you allocate to the Variable Subaccounts. There is a risk of loss of principal and previously credited interest with the Growth Account of up to 10% (with a Floor of -10%) each Risk Control Account Year due to negative Index performance.
Principal Risks of Investing in the Contract
Is this a Short- Term Investment?
No. The Contract is not a short-term investment and is not
appropriate if you need ready access to cash. The benefits of tax deferral mean that the Contract is more beneficial if you have a long time horizon.
Withdrawals and surrenders may be subject to a Surrender
Charge (for Series B Contracts), a Market Value Adjustment
(which may be positive or negative) and federal and state
income taxes, and, if taken before age 59½, a 10% additional tax.
During the Accumulation Period, we will automatically
rebalance your Contract Value among the Risk Control
Accounts and/or Variable Subaccounts at the end of specific
periods based on your most recent allocation instructions that we have on file.
Principal Risks of Investing in the Contract Charges and Adjustments Federal Income Tax Matters
What Are the Risks Associated with the Investment Options?
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the
performance of the Investment Options available under the
Contract. Each Investment Option, including the Holding
Account, the Risk Control Accounts, and the Variable
Subaccounts, has its own unique risks. You should review the
Investment Options carefully before making an investment
decision.
With respect to the Risk Control Accounts, the Cap will limit positive Index returns. For example, if the Index performance for a Risk Control Account Year is 12%, and the Cap is 4%, we
will credit 4% in interest at the end of that Risk Control
Account Year. You may earn less than the Index performance
as a result. The Floor will limit negative Index performance and thereby provide limited protection in the case of a market decline. For example, if the Index performance is -25% and
the Floor for the Growth Account is -10%, we will credit -10%
at the end of the Risk Control Account Year.
Each Index is a "price return index." Therefore, performance of the relevant Index does not reflect dividends paid on the securities comprising the Index. This will reduce Index
performance and will cause the Index to underperform a direct investment in the underlying securities.
Principal Risks of Investing in the Contract Variable Subaccount Option Risk Control Account Option Appendix A
What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Holding
Account and the Risk Control Accounts), guarantees (such as
the Death Benefit), or benefits are subject to the Company's claims-paying ability. More information about the Company,
including its financial strength ratings, is available upon
request by calling 1-800-798-5500.
Principal Risks of Investing in the Contract

RESTRICTIONS		Location in Prospectus
Are There Restrictions on the Investment Options?	Yes, as described below there are restrictions on certain features of Purchase Payments, allocations, transfers, withdrawals, and investment option features.

Purchase Payments and Allocations. We may refuse or
limit the amount and frequency of additional Purchase
Payments and the amount and frequency of allocations to the
Risk Control Accounts.
The Risk Control Account investment options are not available within five years of the Payout Date.
Subaccounts that invest in certain Funds may no longer be
available for new investments, as identified in Appendix A.
Allocating Your Purchase Payments Risk Control Account Option Appendix A

Allocations, Transfers, and Withdrawals. Only one Risk
Control Account Period can be in force at any time. Once you have established a Risk Control Account, you may not allocate your subsequent Purchase Payments or make transfers to a
new Risk Control Account until the existing Risk Control
Account matures at the end of five years. You may not allocate subsequent Purchase Payments to existing Risk Control
Accounts (other than during 30 days prior to the Risk Control
Account Maturity Date).
Contract Value in the Holding Account cannot be transferred to the Variable Subaccounts. Contract Value in the Risk Control
Accounts can only be transferred to the Variable Subaccount
options on the Risk Control Account Maturity Date.
Partial withdrawals from the Risk Control Accounts are not
permitted while there is Variable Subaccount Value, except for withdrawals from the Risk Control Accounts on the Risk
Control Account Maturity Date (the end of each five-year Risk
Control Account Period).
We reserve the right, at our discretion, to restrict transfers into the Risk Control Account if the Cap for your Risk Control
Account is less than the rate specified in the Bailout Provision
(as shown on your Contract Data Page).
Allocating Your Purchase Payments Risk Control Account Option

Changes to Investment Options and Features. For each
Risk Control Account, we set a Cap for the first Risk Control
Account Year, which is made available at least two weeks in
advance of the Risk Control Account Start Date. We may set a new Cap prior to each Risk Control Account Anniversary for
the subsequent Risk Control Account Year and will send you
written notice at least two weeks prior to the Risk Control
Account Anniversary. The Caps will always be a minimum of
1%.
We reserve the right to make additions to, deletions from, or substitutions for the shares of a Fund that are held in the
Variable Separate Account or that the Variable Separate
Account may purchase, subject to applicable law.
We reserve the right to add or substitute an Index associated with the Risk Control Accounts. If there is a delay between the date we remove the Index and the date we add a substitute
Index, your Risk Control Account Value will be based on the
value of the Index on the date the Index ceased to be
available, which means market changes during the delay will
not be used to calculate the index interest.
Risk Control Account Option Variable Subaccount Option
Are There any Restrictions on Contract Benefits?
Yes. Express Portfolios are only available at the time of
purchase, and you must allocate all of your Purchase
Payment to your selected Express Portfolio.
Systematic Withdrawals may be taken on a monthly, quarterly, semi-annual, or annual basis. The withdrawals must be at
least $100 each. Unless taken to satisfy required minimum
distributions, a Market Value Adjustment may be applied to
Systematic Withdrawals taken from a Risk Control Account. If the Systematic Withdrawal exceeds the 10% Annual Free
Withdrawal Amount, a Surrender Charge (for Series B
Contracts) may also apply.
Benefits Available under the Contract
TAXES	Location in Prospectus
What Are the Contract's Tax Implications?
You should consult with a tax professional to determine the tax implications the Contract. There is no additional tax benefit if you purchase the Contract through a qualified retirement plan or individual retirement account (IRA). Withdrawals from the
Contract are subject to ordinary income tax, and may be
subject to a 10% additional tax if taken before age 59½.
Federal Income Tax Matters
CONFLICTS OF INTEREST	Location in Prospectus

How Are Investment Professionals Compensated?
Some investment professionals (also referred to as "financial professionals" in this prospectus) may receive compensation
for selling the Contract to you in the form of commissions or other compensation. These other forms of compensation may
include cash bonuses, insurance benefits and financing
arrangements. Non-cash benefits may include conferences,
seminars and trips (including travel, lodging and meals in
connection therewith), entertainment, merchandise and other
similar items. The Company may also pay asset-based
commissions (sometimes called trail commissions) in addition to Purchase Payment-based commissions. Investment
professionals may also receive other payments from us for
services that do not directly involve the sale of the Contracts, including personnel recruitment and training, production of
promotional literature and similar services.
As a result of these compensation arrangements, investment
professionals may have a financial incentive to offer or
recommend the Contract over another investment. You should
ask your investment professional for additional information
about the compensation he or she receives in connection with your purchase of the Contract.
Other Information – Distribution of the Contract
Should I Exchange My Contract?
You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate your existing contract, that it is better for you to purchase the new contract rather than
continue to own your existing contract. Some investment
professionals may have a financial incentive to offer you a
new contract in place of the one you already own.
Getting Started - The Accumulation Period - Tax Free 1035 Exchanges

APPENDIX: ALLOCATION OPTIONS AVAILABLE UNDER THE CONTRACT

Variable Subaccounts
The following is a list of the Funds available under the Contract.
More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://www.trustage.com/regulatory-documents. You can also request this information at no cost by calling 1-800-798-5500 or by sending an email request to
AnnuityAndPRTManagersMail@trustage.com.
The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 Year	5 Year	10 Year
Total return through growth of capital and current income	Invesco V.I. Global Real Estate Fund (Series I) (4) Invesco Advisers, Inc. (Adviser) Invesco Asset Management Ltd. (Subadviser)	1.02%	-1.80%	-2.39%	1.52%
Long-term growth of capital	Invesco V.I. Small Cap Equity Fund (Series I) Invesco Advisers, Inc. (Adviser)	0.95%	18.09%	10.89%	8.09%
Capital appreciation	Invesco Oppenheimer V.I. International Growth Fund (Series I) Invesco Advisers, Inc. (Adviser)	1.17%	-1.67%	3.04%	4.41%
High total return (including income and capital gains) consistent with preservation of capital over the long-term	American Funds IS Asset Allocation Fund (Class 1) Capital Research and Management Company (Adviser)	0.29%	16.73%	8.59%	8.59%
Provide as high a level of current income as is consistent with the preservation of capital	American Funds IS The Bond Fund of America (Class 1) Capital Research and Management Company (Adviser)	0.38%	1.50%	0.57%	1.93%
Growth of capital	American Funds IS Growth Fund (Class 1) Capital Research and Management Company (Adviser)	0.34%	31.96%	19.12%	16.88%
High level of current income; capital appreciation is the secondary objective	American Funds IS American High-Income Trust (Class 1) Capital Research and Management Company (Adviser)	0.45%	9.92%	5.81%	5.59%

Long-term growth of capital	American Funds IS International Fund (Class 1) Capital Research and Management Company (Adviser)	0.53%	3.40%	1.48%	4.27%
High total investment return	BlackRock Global Allocation V.I. Fund (Class I) BlackRock Advisors, LLC (Adviser) BlackRock International Limited BlackRock (Singapore) Limited (Sub-Adviser)	0.86%	9.23%	6.01%	5.59%
High total return through current income and, secondarily, through capital appreciation	Columbia VP Emerging Markets Bond Fund (Class 1) Columbia Management Investment Advisers, LLC (Adviser)	0.76%	-6.39%	-0.72%	-2.92%
To achieve long-term capital appreciation	Dimensional VA International Small Portfolio Dimensional Fund Advisors Ltd. (Sub-Adviser) DFA Australia Limited (Sub-Adviser)	0.39%	3.82%	4.11%	5.91%
To achieve long-term capital appreciation	Dimensional VA International Value Portfolio Dimensional Fund Advisors Ltd. (Adviser) Dimensional Fund Advisors Ltd. (Sub-Adviser) DFA Australia Limited (Sub-Adviser)	0.28%	6.62%	7.08%	5.62%
To achieve long-term capital appreciation	Dimensional VA U.S. Large Value Portfolio Dimensional Fund Advisors LP (Adviser)	0.21%	13.38%	8.43%	8.52%
To achieve long-term capital appreciation	Dimensional VA U.S. Targeted Value Portfolio Dimensional Fund Advisors LP (Adviser)	0.28%	8.14%	12.55%	9.46%
Long-term capital growth	Templeton Foreign VIP Fund (Class 1) Templeton Investment Counsel, LLC (Adviser)	0.83%	-0.79%	2.86%	2.64%
High current income, consistent with preservation of capital; capital appreciation is a secondary objective	Templeton Global Bond VIP Fund (Class 1) (4) Franklin Advisors, Inc. (Adviser)	0.52%	-11.13%	-4.60%	-1.79%
Seeks a total return consisting of capital appreciation and income	Goldman Sachs VIT Core Fixed Income Trust (Institutional) Goldman Sachs Asset Management, L.P. (Adviser)	0.63%	1.24%	-0.16%	1.44%

Long-term capital appreciation	Lazard Retirement Emerging Markets Equity Portfolio (Investor) Lazard Asset Management LLC (Adviser)	1.16%	7.68%	3.29%	3.52%
Total return with emphasis on current income, but also considering capital appreciation	MFS Total Return Bond Series (Initial Class) Massachusetts Financial Services Company (Adviser)	0.54%	2.55%	0.39%	1.89%
Total return	MFS Utilities Series (Initial Class) Massachusetts Financial Services Company (Adviser)	0.80%	11.66%	5.88%	6.29%
Capital appreciation	MFS Value Series (Initial Class) Massachusetts Financial Services Company (Adviser)	0.72%	11.61%	8.03%	8.63%
Capital appreciation	MFS Blended Research Small Cap Equity Portfolio (Initial Class) Massachusetts Financial Services Company (Adviser)	0.58%	4.95%	6.20%	8.03%
Long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies	Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio (Class I) Morgan Stanley Investment Management Inc. (Adviser)	0.57%	61.65%	15.86%	16.68%
Capital appreciation	TOPS Aggressive Growth ETF Portfolio (Class 1)(1) ValMark Advisers, Inc. (Adviser)	0.29%	12.21%	8.51%	8.40%
Income and capital appreciation	TOPS Balanced ETF Portfolio (Class 1)(1) ValMark Advisers, Inc. (Adviser)	0.30%	7.04%	4.93%	5.09%
Preserve capital and provide moderate income and moderate capital appreciation	TOPS Conservative ETF Portfolio (Class 1)(1) ValMark Advisers, Inc. (Adviser)	0.31%	6.22%	4.00%	4.03%
Capital appreciation	TOPS Growth ETF Portfolio (Class 1)(1) ValMark Advisers, Inc. (Adviser)	0.30%	11.09%	9.65%	7.52%
Capital appreciation	TOPS Moderate Growth ETF Portfolio (Class 1)(1) ValMark Advisers, Inc. (Adviser)	0.29%	8.99%	6.32%	6.38%
Maximum real return, consistent with prudent investment management	PIMCO Commodity Real Return Strategy Portfolio (Institutional Class) Pacific Investment Management Company LLC (Adviser)	2.29%	4.34%	7.24%	1.80%

Maximum real return, consistent with preservation of real capital and prudent investment management	PIMCO VIT All Asset Portfolio (Institutional Class) Pacific Investment Management Company LLC (Adviser)	2.18%	3.95%	4.60%	4.52%
Maximum real return, consistent with preservation of real capital and prudent investment management	PIMCO VIT Real Return Portfolio (Institutional Class) Pacific Investment Management Company LLC (Adviser)	0.92%	2.29%	2.08%	2.31%
Seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income	Putnam VT High Yield Fund (IA) Franklin Advisers, Inc.(Adviser) Putnam Investment Management, LLC and Franklin Templeton Investment Management limited (Sub-advisers)	0.98%	8.19%	3.63%	4.50%
Long-term capital growth; income is a secondary objective	T. Rowe Price Blue Chip Growth Portfolio (Class I) T. Rowe Price Associates (Adviser)	0.76%	35.51%	14.46%	14.77%
Long-term capital appreciation, using a fundamental approach to invest in growth-oriented companies at attractive valuation level	Vanguard VIF Capital Growth Portfolio PRIMECAP Management Company (Adviser)	0.34%	13.41%	11.86%	12.37%
Long-term capital appreciation and income growth, with reasonable current income	Vanguard VIF Diversified Value Portfolio Hotchkis and Wiley Capital Management, LLC and Lazard Asset Management LLC (Subadvisers)	0.28%	14.89%	12.24%	9.76%
Seeks to track the investment performance of the Standard & Poor’s 500 Index, an unmanaged benchmark representing U.S. large-capitalization stocks	Vanguard VIF Equity Index Portfolio The Vanguard Group, Inc. (Adviser)	0.14%	24.84%	14.36%	12.95%
High and sustainable level of current income by investing primarily in below-investment-grade corporate securities offering attractive yields	Vanguard VIF High Yield Bond Portfolio The Vanguard Group, Inc. (Adviser) Wellington Management Company LLP (Subadviser)	0.24%	6.30%	3.37%	4.53%
Long-term capital appreciation through broadly diversified exposure to the major equity markets outside the United States	Vanguard VIF International Portfolio Baillie Gifford Overseas, Ltd and Schroder Investment Mgt North America Inc (Subadvisers)	0.31%	9.01%	6.27%	8.40%
Seeks to track the investment performance of the CRSP US Mid Cap Index, an unmanaged benchmark representing medium-size U.S. firms	Vanguard VIF Mid-Cap Index Portfolio The Vanguard Group, Inc. (Adviser)	0.17%	15.08%	9.70%	9.41%

Seeks to provide current income, while maintaining a stable $1 NAV and a very short maturity	Vanguard VIF Money Market Portfolio The Vanguard® Group, Inc. (Adviser)	0.15%	5.19%	2.43%	1.80%
Seeks to track the investment performance of the MSCI US REIT Index, which covers approximately two-thirds of the U.S. real estate investment trust (REIT) market	Vanguard VIF Real Estate Index Portfolio The Vanguard Group, Inc. (Adviser)	0.26%	4.74%	2.84%	4.99%
Long-term capital appreciation by investing in a broad universe of small- company growth stocks	Vanguard VIF Small Company Growth Portfolio(2) The Vanguard Group, Inc. (Adviser) ArrowMark Partners (Subadviser)	0.29%	11.38%	6.96%	8.66%
Seeks to track the investment performance of the Bloomberg Barclays U.S. Aggregate Float Adjusted Bond Index, an unmanaged benchmark representing the broad U.S. bond market	Vanguard VIF Total Bond Market Index Portfolio The Vanguard Group, Inc. (Adviser)	0.14%	1.24%	-0.39%	1.25%
Seeks to track the investment performance of the Standard and Poor’s Total Market Index, an unmanaged benchmark representing the overall U.S. equity market	Vanguard VIF Total Stock Market Index Portfolio The Vanguard Group, Inc. (Adviser)	0.13%	23.71%	13.67%	12.37%
(1)  The Fund operates as a fund of funds.
(2) The Vanguard Group, Inc. has requested that the Company no longer make the Vanguard VIF Small Company Growth
Portfolio available for new investments. Existing contract owners with allocation to the Vanguard VIF Small Company Growth
Portfolio can continue to invest in the portfolio.
(3) These Funds and their investment advisers have entered into contractual fee waivers or expense reimbursement arrangements. The temporary fee reductions are reflected in their annual expenses. Those contractual arrangements are designed to reduce total annual Fund operating expenses for Contract Owners and will continue past the current year.
(4) Effective May 1, 2022, these Funds are no longer available for new investments. Existing contract owners with allocation to these Funds can continue to invest in the portfolios.
(5) Current expenses as of February 28, 2023.
Risk Control Account Options
The following is a list of the Risk Control Account options currently available under the Contract. We may change the features of the Risk Control Accounts listed below (including the Index and the Caps), offer new
Risk Control Accounts, and terminate existing Risk Control Accounts. We will provide you with written notice before making any changes other than changes to the Caps. Information about current Caps is available at
https://www.trustage.com/horizon-annuity-rates.
Note: Each Risk Control Account Period is five years, and each Risk Control Account Maturity Date is the last day of the five-year Risk Control Account Period. During the Accumulation Period, if you
surrender your Contract or take a partial withdrawal on any day other than its Risk Control Account
Maturity Date, we will apply a Market Value Adjustment (which may be positive or negative). This may result in a significant reduction in your Contract Value that could exceed any protection from Index loss that would be in place if you held the option until the Risk Control Account Maturity Date.

Index	Type of Index	Crediting Period	Account Type	Limit on Index Loss (if held until the Risk Control Account Maturity Date)	Minimum Limit on Index Gain (for the Life of the Contract)
S&P 500 Index(1)	stock market index based on market capitalizations of 500 leading companies publicly traded in the U.S. stock market	1 year(2)	Secure Account	0% Floor	1% Cap
			Growth Account	-10% Floor	1% Cap
MSCI EAFE Index(1)	stock market index designed to measure the equity market performance of developed markets excluding the U.S. and Canada	1 year(2)	Secure Account	0% Floor	1% Cap
			Growth Account	-10% Floor	1% Cap
(1)Each Index is a "price return index" and not a "total return index." Performance of the relevant Index does not reflect dividends paid on the securities comprising the Index, and therefore calculation of
Index performance under the Contract does not reflect the full Investment performance of the underlying securities. This will reduce Index returns and cause the Index to underperform a direct investment in the securities comprising the Index.
(2)We credit interest to each Risk Control Account at the end of each Risk Control Account Year during the five-year Risk Control Account Period by comparing the change in the Index from each Risk Control
Account Anniversary (the first day of the Risk Control Account Year) to the last day of the current Risk
Control Account Year. Rebalancing among Risk Control Accounts occurs on each Risk Control Account
Maturity Date (the last day of each five-year Risk Control Account Period). No additional values can be transferred, and no additional Purchase Payments can be allocated, to a Risk Control Account until the
Risk Control Account Maturity Date. Moreover, withdrawals and surrenders from a Risk Control
Account on any day other than its Risk Control Account Maturity Date will be subject to the Market
Value Adjustment.
The Floors for the Secure Account and Growth Account will not change during the life of your Contract. We set the Cap each year for the next Contract Year. In return for accepting some risk of loss to your Risk Control
Account Value allocated to the Growth Account, the Cap for the Growth Account is higher than the Cap for the
Secure Account. The Cap will always be at least 1%.
This Updating Summary Prospectus incorporates by reference the Prospectus and Statement of
Additional Information for the Contract, both dated May 1, 2025, as supplemented. The SAI may be obtained, free of charge, in the same manner as the Prospectus.
EDGAR Contract Identifiers: C000163893 (VA) and C000261257 (RILA)